Commitments and Contingencies	12 Months Ended
Apr. 30, 2012
Notes to Financial Statements
Commitments and Contingencies

(8) Commitments and contingencies

Leases

The Company and its subsidiaries occupy various facilities and operate various equipment under operating lease arrangements. Rent charged to operations pursuant to such operating leases amounted to approximately $516 in 2012, $655 in 2011 and $654 in 2010.

Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) as of April 30, 2012 are as follows:

Year ending April 30:
2013	$352
2014	365
2015	374
2016	368
2017	114
Thereafter	-
$1,573

Purchases

At April 30, 2012, the Company had open purchase orders outstanding totaling $1.3 million primarily for inventory items to be delivered in the first three months of fiscal 2013. These purchase orders are cancelable.

License Agreements

The Company has entered into certain licensing agreements with varying terms and conditions. The Company is obligated to pay royalties on certain of these agreements. Royalties charged to operations pursuant to such agreements amounted to approximately $94 in 2012, $93 in 2011 and $131 in 2010.

Legal Proceedings

The landlord for the property previously leased by the Company in Ivyland, Pennsylvania filed suit against the Company, which vacated the property at the expiration of its lease, for the Company’s alleged failure to restore the property to its original condition. The landlord is currently in possession of a security deposit in the amount of $52. The Company denies its liability for the restoration of the property and believes that the outcome cannot be determined at this time. After consulting with legal counsel, management estimates that any amounts ultimately due by the Company will not have a material impact on the Company’s financial condition.